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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  December 4, 2000

Structured Asset Securities Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

Delaware                       333-31070                 74-2440858
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(State or Other Jurisdiction   (Commission               (IRS Employer
of Incorporation)              File Number)              Identification No.)

200 Vesey Street, New York, New York                          10285
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (212) 526-7000

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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         It is expected that during December, 2000, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2000-C5, Commercial Mortgage Pass-Through Certificates, Series 2000-C5 (the
"Certificates"), will be issued pursuant to a pooling and servicing agreement
(the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation (the "Registrant") and a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no.
333-31070) and sold to Lehman Brothers Inc., UBS Warburg LLC and Deutsche Bank
Securities Inc. (the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials attached hereto as Exhibits 99.1, 99.2, 99.3,
99.4 and 99.5, that constitute "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation
Finance of the Securities and Exchange Commission (the "Commission") to Kidder,
Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder
Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public
Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The materials attached hereto have been prepared and provided to the Registrant with respect to the Underwritten Certificates. The information in such materials is preliminary and will be superseded by the final Prospectus
Supplement relating to the Underwritten Certificates and by any other similar information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

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(c)  Exhibits:

Exhibit No.       Description

99.1     Certain materials constituting Computational Materials and/or ABS Term
         Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.2     Certain materials constituting Computational Materials and/or ABS Term
         Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.3     Certain materials constituting Computational Materials and/or ABS Term
         Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.4     Certain materials constituting Computational Materials and/or ABS Term
         Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.5     Certain materials constituting Computational Materials and/or ABS Term
         Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 5, 2000

                            STRUCTURED ASSET SECURITIES
                             CORPORATION


                                By: /s/ Precilla Torres
                                --------------------------------------
                                Name:  Precilla Torres
                                Title: Vice President

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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:
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

Exhibit No.                                                                       Page No.
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
99.1     Certain materials constituting Computational Materials and/or ABS Term
         Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.2     Certain materials constituting Computational Materials and/or ABS Term
         Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.3     Certain materials constituting Computational Materials and/or ABS Term
         Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.4     Certain materials constituting Computational Materials and/or ABS Term
         Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.

99.5     Certain materials constituting Computational Materials and/or ABS Term
         Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.




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